UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31255	33-0511729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15279 Alton Parkway, Suite 100, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 27, 2004, ISTA Pharmaceuticals, Inc., a Delaware corporation (“ISTA”), Allergan Sales, LLC, a Delaware limited liability company and wholly-owned subsidiary of Allergan, Inc., and Allergan Pharmaceuticals Ireland, a Cayman Islands Company and wholly-owned subsidiary of Allergan, Inc. (collectively, “Allergan”) entered into a new agreement pursuant to which ISTA has reacquired all rights to market and sell Vitrase® (hyaluronidase for injection; lyophilized, ovine) for all uses in the United States and many other markets worldwide (the “Vitrase Agreement”). Allergan retains an option to commercialize Vitrase for the posterior segment of the eye in Europe. The material terms and conditions of the Vitrase Agreement are set forth in a press release announcing the Vitrase Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

Pursuant to the Vitrase Agreement described in Item 1.01, the following agreements were terminated, as such agreements pertain to the rights and obligations by and between ISTA and Allergan, as of September 27, 2004, the effective date of the Vitrase Agreement: (i) License Agreement, dated March 29, 2000, by and among ISTA, Allergan Sales, Inc., the predecessor corporation to Allergan Sales, LLC, and Allergan Sales Ltd., the predecessor corporation to Allergan Pharmaceuticals Ireland, (ii) Supply Agreement, dated March 29, 2000, by and among ISTA, Allergan Sales, Inc. and Allergan Sales Ltd., (iii) ISTA Pharmaceuticals, Inc. Series D Preferred Stock Purchase Agreement, dated March 29, 2000, between ISTA and Allergan Sales Ltd., (iv) Amended and Restated Investor Rights Agreement, dated March 29, 2000, among ISTA, Allergan Sales Ltd., and certain other investors, (v) Amended and Restated First Refusal and Co-Sale Agreement, dated March 29, 2000, among ISTA, Allergan Sales Ltd., and certain other investors, and (vi) Credit Agreement, between ISTA and Allergan Sales, Inc., attached as a schedule to the original License Agreement. The material terms and conditions regarding the termination of the above referenced agreements are set forth in a press release announcing the Vitrase Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to ISTA’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at ISTA’s Internet address is not part of this Current Report on Form 8-K or any other report filed by ISTA with the U.S. Securities and Exchange Commission.

Any statements contained in this Form 8-K that refer to future events or other non-historical matters are forward-looking statements. ISTA disclaims any intent or obligation to update any forward-looking statements. Such statements are based on ISTA’s expectations as of the date of this press release and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ from current expectations include, among others, uncertainties and risks related to the timely and successful implementation of ISTA’s strategic initiatives; uncertainties and risks regarding market acceptance of ISTA’s approved products and the impact of competitive products and pricing; uncertainties and risks regarding the continued timely performance by ISTA’s strategic partners of their respective obligations under existing agreements; and such risks and uncertainties as detailed from time to time in ISTA’s public filings with the U.S. Securities and Exchange Commission, including but not limited to ISTA’s Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004 and June 30, 2004.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description
99.1	Press release, dated September 28, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

September 28, 2004	By:	/s/ Vicente Anido, Jr., Ph.D.
Vicente Anido, Jr., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated September 28, 2004